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                                                                   Exhibit 3.127

                            CERTIFICATE OF FORMATION

                                       OF

                  THE REHABILITATION CENTER OF SUMMERLIN , LLC

         This Certificate of Formation of The Rehabilitation Center of Summerlin, LLC is being duly executed and filed by an authorized person to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. Section 18-101, et. seq.).

         FIRST. The name of the limited liability company formed hereby is:

                   THE REHABILITATION CENTER OF SUMMERLIN, LLC

         SECOND. The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act is:

                           NATIONAL REGISTERED AGENTS, INC.
                           9 EAST LOOCKERMAN STREET, SUITE 1B
                           DOVER, KENT COUNTY, DELAWARE, 19901

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of July 29, 2004.

                                              /s/ Cindy M. VanDran
                                              --------------------------
                                              Cindy M. VanDran
                                              Authorized Person
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                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT

                                       FOR

                   THE REHABILITATION CENTER OF SUMMERLIN, LLC

     FIRST. The name of the limited liability company is:

                   THE REHABILITATION CENTER OF SUMMERLIN, LLC

     SECOND. The Certificate of Formation of the limited liability company is hereby amended to change the name to:

                          THE HEIGHTS OF SUMMERLIN, LLC

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of September 17, 2004.


                                        /s/ Cindy M. VanDran
                                        ----------------------------------------
                                        Cindy M. VanDran
                                        Authorized Person